UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2011

ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    Financial Statements and Exhibits.

Financial Statements.

The following are required audited financial information and unaudited pro forma information with respect to a portion of the Company’s acquisition activity since January 1, 2011.  The information relates to the following properties:

-	The Heritage Shops at Millennium Park (the “Heritage Shops”). During April 2011, the Company acquired this property located in Chicago, Illinois for $31.6 million;
-
A 19-property portfolio located in Chicago, Illinois (the “Chicago Portfolio”). During August 2011, the Company acquired six of these properties for an aggregate purchase price of $18.0 million. The Company is currently awaiting lender approval for the assumption of the mortgage debt collateralized by the remaining 13 properties prior to completing the acquisition of the balance of the portfolio;

-
A property located in Chicago, Illinois (the “Chicago Property”). During October 2011, the Company has entered into a purchase and sale agreement to acquire the Chicago Property for a purchase price of $31.5 million. The Company is currently awaiting lender approval for the assumption of the mortgage debt collateralized by the property prior to completing the acquisition.

Index to Financial Information

The Heritage Shops at Millennium Park:

Independent Auditors’ Report	1
Statements of Revenues and Certain Expenses:
Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and the Three Months Ended March 31, 2011 (unaudited)	2
Notes to Statements of Revenues and Certain Expenses	3

The Chicago Portfolio:

Independent Auditors’ Report	5
Combined Statements of Revenues and Certain Expenses:
Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010, the Six Months Ended June 30, 2011 (unaudited) and the Nine Months ended September 30, 2011 (unaudited)	6
Notes to Statements of Revenues and Certain Expenses	7

The Chicago Property:

Independent Auditors’ Report	5
Statements of Revenues and Certain Expenses:
Statements of Revenues and Certain Expenses for the Year Ended December 31, 2010 and the Nine Months Ended September 30, 2011 (unaudited)	6
Notes to Statements of Revenues and Certain Expenses	7

Unaudited Pro Forma Condensed Consolidated Financial Statements

As of, and For, the Nine Months Ended September 30, 2011	6
For the Year Ended December 31, 2010	7
Notes to Financial Statements	7

The Heritage Shops at Millennium Park

Independent Auditors’ Report

To the Board of Directors and Management of
Acadia Realty Trust
White Plains, New York

We have audited the accompanying statement of revenues and certain expenses of the Heritage Shops at Millennium Park (the “Company”) for the year ended December 31, 2010. The statement of revenues and certain expenses is the responsibility of Acadia Realty Trust’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of Acadia Realty Trust. As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of The Heritage Shops at Millennium Park are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of The Heritage Shops at Millennium Park’s revenues and certain expenses.

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses of the Heritage Shops at Millennium Park for the year ended December 31, 2010, on the basis of accounting described in Note 2.

November 2, 2011

The Heritage Shops at Millennium Park
Statements of Revenues and Certain Expenses

(in thousands)	Year ended December 31, 2010	Three months ended March 31, 2011 (unaudited)
Revenues:
Rental revenue	$2,457	$562
Reimbursement revenue	1,003	380
Total Revenues	3,460	942
Certain Expenses:
Operating expenses	297	161
Real estate taxes	611	336
Insurance expense	26	2
Total Certain Expenses	934	499
Revenues in Excess of Certain Expenses	$2,526	$443

See accompanying notes to the statements of revenues and certain expenses.

Notes to Statements of Revenues and Certain Expenses

1. Organization

The Heritage Shops at Millennium Park (“The Heritage”) is the retail component of a condominium building consisting of residential and retail components located at 130 N. Garland Court Chicago, IL 60602. The Heritage is located at the base of a 57-story luxury residential tower.

Acadia Realty Trust (the “Trust”) and subsidiaries (collectively, the “Company”) is a fully-integrated equity real estate investment trust focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago.

During April 2011, the Company acquired The Heritage.

2. Basis of Presentation and Significant Accounting Policies

Presented herein are the statements of revenues and certain expenses related to the operations of The Heritage.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared for the purpose of complying with the applicable rules and regulations of the Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in a Current Report on Form 8-K of the Company. The Statements are not intended to be a complete presentation of the revenues and expenses of The Heritage.. Accordingly, the Statements exclude depreciation and amortization, amortization of intangible assets and liabilities and asset management fees not directly related to the future operations.

Revenue Recognition

Minimum rental revenue is recognized on a straight-line basis over the term of the lease. Certain of the leases acquired provide for the reimbursement to the owner of real estate taxes, insurance and other property operating expenses. These reimbursements are recognized as revenue in the period the expenses are incurred.

Income Taxes

The Heritage was organized as a limited liability company and is not directly subject to federal, state, or city income taxes.

Use of Estimates

The preparation of the Statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the Statements and accompanying notes. Actual results could differ from those estimates.

3. Rental Income

The Company is the lessor to tenants under operating leases with expiration dates ranging from 2015 to 2044. The minimum rental amounts due under the leases are generally either subject to scheduled fixed increases or adjustments. The leases generally also require that the tenants reimburse the Company for the tenants pro rata share of increases in certain operating costs and real estate taxes. Future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases in effect at December 31, 2010 are as follows:

(in thousands)
2011	$2,559
2012	2,625
2013	2,637
2014	2,657
2015	2,732
Thereafter	13,497
Total	$26,707

The Chicago Portfolio

Independent Auditors’ Report

To the Board of Directors and Management of
Acadia Realty Trust
White Plains, New York

We have audited the accompanying combined statement of revenues and certain expenses of the Chicago Portfolio (“the Company”) for the year ended December 31, 2010. The combined statement of revenues and certain expenses is the responsibility of Acadia Realty Trust’s management. Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of Acadia Realty Trust. As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of The Chicago Portfolio are excluded from the combined statement of revenues and certain expenses and the combined statement of revenues and certain expenses is not intended to be a complete presentation of The Chicago Portfolio’s revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses of the Chicago Portfolio for the year ended December 31, 2010, on the basis of accounting described in Note 2.

November 2, 2011

The Chicago Portfolio
Combined Statements of Revenues and Certain Expenses

(in thousands)	Year ended December 31, 2010	Properties Acquired Six Months ended June 30, 2011 (unaudited)	Properties to be Acquired Nine Months ended September 30, 2011 (unaudited)
Revenues:
Rental revenue	$4,467	$672	$2,578
Reimbursement revenue	993	162	529
Total Revenues	5,460	834	3,107
Certain Expenses:
Operating expenses	47	10	44
Real estate taxes	914	118	384
Interest expense	1,777	-	1,207
Insurance expense	40	4	13
Total Certain Expenses	2,778	132	1,648
Revenues in Excess of Certain Expenses	$2,682	$702	$1,459

See accompanying notes to the statements of revenues and certain expenses.

Notes to Combined Statements of Revenues and Certain Expenses

1. Organization

The Chicago Portfolio (the “Portfolio”) consists of a 19-property portfolio of several street-level retail and mixed-used properties in the north side of Chicago. The properties span the Clark-Diversey and Armitage-Halsted intersections in Lincoln Park, to the Rush-Walton intersection in the Gold Coast.

Acadia Realty Trust (the “Trust”) and subsidiaries (collectively, the “Company”) is a fully-integrated equity real estate investment trust (“REIT”) focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago.

During August 2011, the Company acquired six of the 19 properties in the Portfolio and expects to acquire the remaining 13 properties when lender approval for the transfer of the mortgages is obtained.

2. Basis of Presentation and Significant Accounting Policies

Presented herein are the statements of revenues and certain expenses of the Portfolio.

The accompanying combined statements of revenues and certain expenses (the “Statements”) have been prepared for the purpose of complying with the applicable rules and regulations of the Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in a Current Report on Form 8-K of the Company. The Statements are not intended to be a complete presentation of the revenues and expenses of the Portfolio. Accordingly, the Statements exclude depreciation and amortization, amortization of intangible assets and liabilities and asset management fees not directly related to the future operations.

The audited December 31, 2010 amounts represent activity for the twelve month period ended for all 19 properties within the Portfolio. The unaudited June 30, 2011 amounts represent the six-month period activity for the six properties acquired in August 2011. The unaudited September 30, 2011 amounts represent the nine-month period activity for the 13 properties expected to be acquired by the Company.

Revenue Recognition

Minimum rental revenue is recognized on a straight-line basis over the term of the lease. Certain of the leases acquired and expected to be acquired provide for the reimbursement to the owner of the Portfolio of real estate taxes, insurance and other property operating expenses. These reimbursements are recognized as revenue in the period the expenses are incurred.

Income Taxes

The Portfolio was organized as a series of limited liability companies and is not directly subject to federal, state, or city income taxes.

Use of Estimates

The preparation of the Statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the Statements and accompanying notes. Actual results could differ from those estimates.

3. Rental Income

The Company is the lessor to tenants under operating leases with expiration dates ranging from 2015 to 2044. The minimum rental amounts due under the leases are generally either subject to scheduled fixed increases or adjustments. The leases generally also require that the tenants reimburse the Company for the tenants pro rata share of increases in certain operating costs and real estate taxes. Future minimum rents to be received over the next five years and thereafter for noncancelable operating leases in effect at December 31, 2010 are as follows:

(in thousands)
2011	$4,958
2012	6,094
2013	6,132
2014	6,325
2015	6,465
Thereafter	35,045
Total	$65,019

4. Mortgage Debt

The Company expects to assume mortgage debt collateralized by 13 properties within the Chicago Portfolio. The loans aggregate $28.0 million as of September 30, 2011, bear interest rates ranging from 5.52% to 5.62% and have various maturities ranging from 2014 to 2016.

The Chicago Property

Independent Auditors’ Report

To the Board of Directors and Management of
Acadia Realty Trust
White Plains, New York

We have audited the accompanying statement of revenues and certain expenses of the Chicago Property (“the Company”) for the year ended December 31, 2010. The statement of revenues and certain expenses is the responsibility of Acadia Realty Trust’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses of the Chicago Property for the year ended December 31, 2010, on the basis of accounting described in Note 2.

November 2, 2011

The Chicago Property
Statements of Revenues and Certain Expenses

(in thousands)	Year ended December 31, 2010	Nine Months ended September 30, 2011 (unaudited)
Revenues:
Rental revenue	$2,175	$1,347
Parking revenue	117	198
Reimbursement revenue	852	528
Total Revenues	3,144	2,073
Certain Expenses:
Operating expenses	171	165
Parking expense	226	109
Real estate taxes	646	355
Interest expense	1,216	898
Insurance expense	24	24
Total Certain Expenses	2,283	1,551
Revenues in Excess of Certain Expenses	$861	$522

See accompanying notes to the statements of revenues and certain expenses.

Notes to Statements of Revenues and Certain Expenses

1. Organization

The Chicago Property (the “Property”) is street-level retail located at the intersection of West North Avenue and North Halstead Street in Chicago, Illinois.

Acadia Realty Trust (the “Trust”) and subsidiaries (collectively, the “Company”) is a fully-integrated equity real estate investment trust focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago.

During October 2011, the Company entered into a purchase and sale agreement to acquire the Property for a purchase price of $31.5 million. The Company is currently awaiting lender approval for the assumption of the mortgage debt collateralized by the property prior to completing the acquisition.

2. Basis of Presentation and Significant Accounting Policies

Presented herein are the statements of revenues and certain expenses of the Property.

The accompanying statements of revenues and certain expenses (the “Statements”) have been prepared for the purpose of complying with the applicable rules and regulations of the Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in a Current Report on Form 8-K of the Company. The Statements are not intended to be a complete presentation of the revenues and expenses of the Property Accordingly, the Statements exclude depreciation and amortization, amortization of intangible assets and liabilities and asset management fees not directly related to the future operations.

Revenue Recognition

Minimum rental revenue is recognized on a straight-line basis over the term of the lease. Certain of the leases expected to be acquired provide for the reimbursement to the owner of the Property of real estate taxes, insurance and other property operating expenses. These reimbursements are recognized as revenue in the period the expenses are incurred.

Income Taxes

The Property was organized as a limited liability company and is not directly subject to federal, state, or city income taxes.

Use of Estimates

The preparation of the Statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Rental Income

The Company is the lessor to tenants under operating leases with expiration dates ranging from 2015 to 2020. The minimum rental amounts due under the leases are generally either subject to scheduled fixed increases or adjustments. The leases generally also require that the tenants reimburse the Company for the tenants pro rata share of increases in certain operating costs and real estate taxes. Future minimum rents to be received over the next five years and thereafter for noncancelable operating leases in effect at December 31, 2010 are as follows:

(in thousands)
2011	$1,473
2012	1,607
2013	1,342
2014	1,268
2015	1,216
Thereafter	9,692
Total	$16,598

4. Mortgage Debt

The Company anticipates assuming the previously existing mortgage debt secured by the Property. The mortgage bears interest at 5.85% and matures in December 2013.

ACADIA REALTY TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
As of, and For, the Nine Months Ended September 30, 2011 and For the Year Ended December 31, 2010

During April 2011, Acadia Realty Trust (the “Company”, through Acadia Strategic Opportunity Fund III, LLC (“Fund III”), acquired The Heritage Shops at Millennium Park (“The Heritage Shops”), a 105,000 square foot property located in Chicago, Illinois, for $31.6 million. The acquisition was funded with cash on hand of $6.4 million and contributions from noncontrolling interests aggregating $25.2 million. During August 2011, the Company acquired six properties, located in Chicago, Illinois, aggregating $18.0 million with cash on hand. These are part of a 19 property portfolio (the “Chicago Portfolio”) previously reported as under contract for purchase. The Company is currently awaiting lender approval to assume the existing mortgage debt collateralized by the remaining 13 properties prior to completing the acquisition of the balance of the portfolio. The Company anticipates using $31.9 million of cash on hand, assuming $28.0 million in existing mortgage debt and issuing $3.0 million in Operating Partnership Units (“OP Units”) in connection with the acquisition of the remaining 13 properties. During October 2011, the Company, through Fund III, entered into a purchase and sale agreement to acquire a property located in Chicago, Illinois (the “Chicago Property”) for a purchase price of $31.5 million. The Company anticipates assuming $19.1 million in existing mortgage debt and funding the balance of the purchase price, inclusive of $0.7 million of closing costs, with $2.6 million of cash on hand and $10.5 million of capital contributions from noncontrolling interests.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 has been prepared as if the acquisition of the Chicago Portfolio and the Chicago Property occurred on September 30, 2011. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 have been prepared as if the acquisition of The Heritage Shops, the Chicago Portfolio and the Chicago Property (collectively, the “Acquisitions”) occurred as of January 1, 2010.

The allocation of the purchase price of the Chicago Portfolio and the Chicago Property reflected in these unaudited pro forma condensed consolidated financial statements has been based upon preliminary estimates of the fair value of assets acquired and liabilities ultimately assumed. A final determination of the fair values of the assets and liabilities assumed from the Chicago Portfolio and the Chicago Property, which cannot be made prior to the completion of these acquisitions, will be based on the actual valuation of the tangible and intangible assets and liabilities of the Chicago Portfolio and the Chicago Property that exist as of the date of completion of this acquisition. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities could change significantly from those used in the pro forma condensed consolidated financial statements presented and could result in a material change in amortization of tangible and intangible assets and liabilities. Additionally, proceeds assumed in the pro forma column to satisfy our purchase obligation for the Chicago Portfolio is predicated on anticipated issuances of OP Units by the Company and there can be no assurance that this will occur on the terms estimated or at all.

Our pro forma condensed consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements and related notes thereto filed with the U.S. Securities and Exchange Commission. In the opinion of the Company’s management, the pro forma condensed consolidated financial statements include all significant necessary adjustments that can be factually supported to reflect the effect of the Acquisitions. The unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management; however, they are not necessarily, and should not be assumed to be, an indication of the Company’s financial position or results of operations that would have been achieved had the Acquisitions been completed as of the dates indicated or that may be achieved in the future. The completion of the valuation, the allocation of the purchase price, the impact of ongoing integration activities, the timing of the completion of the Acquisitions and other changes to the related tangible and intangible assets and liabilities that occur prior to completion of the Acquisitions, as well as the inability to obtain loan servicer consents or satisfy other closing conditions, could cause material differences in the information presented.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2011

(Amount in thousands, except share and per share data)	Company Historical	Acquisition of the Chicago Portfolio	Acquisition of the Chicago Property	Company Pro Forma
	(a)	(b)	(b)
ASSETS

Operating real estate
Land	$268,077	$18,880	$9,664	$296,621
Building and improvements	958,549	44,053	22,550	1,025,152
Construction in progress	3,983			3,983
	1,230,609	62,933	32,214	1,325,756
Less: accumulated depreciation	200,840			200,840
Net operating real estate	1,029,769	62,933	32,214	1,124,916
Real estate under development	229,223			229,223
Notes receivable, net	41,304			41,304
Investments in and advances to unconsolidated affiliates	78,420			78,420
Cash and cash equivalents	98,027	(31,900)	(2,614)	63,513
Cash in escrow	27,553			27,553
Rents receivable, net	23,179			23,179
Deferred charges, net	25,696			25,696
Acquired lease intangibles, net	22,975			22,975
Prepaid expenses and other assets	27,637			27,637
Assets of discontinued operations	2,684			2,684
Total assets	$1,606,467	$31,033	$29,600	$1,667,100

LIABILITIES

Mortgage notes payable	$846,399	$28,033 (c)	$19,100 (c)	$893,532
Convertible notes payable, net	24,824			24,824
Distributions in excess of income from, and investments in, unconsolidated affiliates	21,401			21,401
Accounts payable and accrued expenses	31,992			31,992
Dividends and distributions payable	7,507			7,507
Acquired lease and other intangibles, net	5,592			5,592
Other liabilities	18,914			18,914
Liabilities of discontinued operations	289			289
Total liabilities	956,918	28.033	19,100	1,004,051

EQUITY

Shareholders’ equity Common shares, $.001 par value, authorized 100,000,000 shares; issued
and outstanding 40,331,366 and 40,254,525 shares, respectively	40			40
Additional paid-in capital	303,783			303,783
Accumulated other comprehensive loss	(4,231)			(4,231)
Retained earnings	39,098			39,098
Total shareholders’ equity	338,690			338,690
Noncontrolling interests	310,859	3,000	10,500	324,359
Total equity	649,549	3,000		663,049
Total liabilities and equity	$1,606,467	$31,033	$29,600	$1,667,100

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Nine Months Ended September 30, 2011

(dollars in thousands, except per share amounts)	Company Historical (aa)	The Heritage (bb)		The Chicago Portfolio (cc)		The Chicago Property (dd)		Company Pro Forma
Revenues
Rental income	$85,564	$623		$3,354		$1,545		$91,086
Interest income	9,493							9,493
Expense reimbursements	16,213	396		709		528		17,846
Management fee income	1,169							1,169
Other	1,849							1,849
Total revenues	114,288	1,019		4,063		2,073		121,443

Operating Expenses
Property operating	22,565	175		70		298		23,108
Real estate taxes	13,792	347		518		355		15,012
General and administrative	17,147							17,147
Depreciation and amortization	24,626	126	(ee)	1,011	(ee)	423	(ee)	26,186
Total operating expenses	78,130	648		1,599		1,076		81,453

Operating income	36,158	371		2,464		997		39,990

Equity in earnings of unconsolidated affiliates	3,025							3,025
Other interest income	219							219
Gain on debt extinguishment	1,268							1,268
Interest and other finance expense	(27,598)			(1,207)		(898)		(29,703)
Income from continuing operations before income taxes	13,072	371		1,257		99		14,799
Income tax provision	(7)							(7)
Income from continuing operations	13,065	371		1,257		99		14,792

Discontinued Operations
Operating income from discontinued operations	702							702
Impairment of asset	(6,925)							(6,925)
Gain on sale of property	32,498							32,498
Income from discontinued operations	26,275							26,275

Net income	39,340	371		1,257		99		41,067

Noncontrolling interests
Continuing operations	3,597	(298)		(14)		(79)		3,206
Discontinued operations	731							731
Net loss (income) attributable to noncontrolling interests	4,328	(298)		(14)		(79)		3,937

Net income attributable to Common Shareholders	$43,668	$73		$1,243		$20		$45,004

Basic Earnings per Share
Income from continuing operations	$0.41	$0.00		$0.03		$0.00		$0.45
Income from discontinued operations	0.67	-		-		-		0.67
Basic earnings per share	$1.08	$0.00		$0.03		$0.00		$1.12

Diluted Earnings per Share
Income from continuing operations	$0.41	$0.00		$0.03		$0.00		$0.45
Income from discontinued operations	0.67	-		-		-		0.67
Diluted earnings per share	$1.08	$0.00		$0.03		$0.00		$1.12

 The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Nine Months Ended September 30, 2011

(dollars in thousands, except per share amounts)	Company Historical (aa)	The Heritage (bb)	The Chicago Portfolio (cc)	The Chicago Property (dd)		Company Pro Forma
Revenues
Rental income	$85,564	$623	$3,354	$1,545		$91,086
Interest income	9,493					9,493
Expense reimbursements	16,213	396	709	528		17,846
Management fee income	1,169					1,169
Other	1,849					1,849
Total revenues	114,288	1,019	4,063	2,073		121,443

Operating Expenses
Property operating	22,565	175	70	298		23,108
Real estate taxes	13,792	347	518	355		15,012
General and administrative	17,147					17,147
Depreciation and amortization	24,626	126	(ee) 1,011	(ee) 423	(ee)	26,186
Total operating expenses	78,130	648	1,599	1,076		81,453

Operating income	36,158	371	2,464	997		39,990

Equity in earnings of unconsolidated affiliates	3,025					3,025
Other interest income	219					219
Gain on debt extinguishment	1,268					1,268
Interest and other finance expense	(27,598)		(1,207)	(898)		(29,703)
Income from continuing operations before income taxes	13,072	371	1,257	99		14,799
Income tax provision	(7)					(7)
Income from continuing operations	13,065	371	1,257	99		14,792

Discontinued Operations
Operating income from discontinued operations	702					702
Impairment of asset	(6,925)					(6,925)
Gain on sale of property	32,498					32,498
Income from discontinued operations	26,275					26,275

Net income	39,340	371	1,257	99		41,067

Noncontrolling interests
Continuing operations	3,597	(298)	(14)	(79)		3,206
Discontinued operations	731					731
Net loss (income) attributable to noncontrolling interests	4,328	(298)	(14)	(79)		3,937

Net income attributable to Common Shareholders	$43,668	$73	$1,243	$20		$45,004

Basic Earnings per Share
Income from continuing operations	$0.41	$0.00	$0.03	$0.00		$0.45
Income from discontinued operations	0.67	-	-	-		0.67
Basic earnings per share	$1.08	$0.00	$0.03	$0.00		$1.12

Diluted Earnings per Share
Income from continuing operations	$0.41	$0.00	$0.03	$0.00		$0.45
Income from discontinued operations	0.67	-	-	-		0.67
Diluted earnings per share	$1.08	$0.00	$0.03	$0.00		$1.12

 The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2010

(dollars in thousands, except per share amounts)	Company Historical (aa)	The Heritage (bb)	The Chicago Portfolio (cc)	The Chicago Property (dd)		Company Pro Forma
Revenues
Rental income	$106,913	$2,517	$4,467	$2,292		$116,189
Mortgage interest income	19,161					19,161
Expense reimbursements	22,030	1,003	993	852		24,878
Lease termination income	290					290
Management fee income	1,424					1,424
Other	2,140					2,140
Total revenues	151,958	3,520	5,460	3,144		164,082

Operating Expenses
Property operating	30,914	323	87	421		31,745
Real estate taxes	18,245	611	914	646		20,416
General and administrative	20,220					20,220
Depreciation and amortization	40,115	503	(ee) 1,419	(ee) 564	(ee)	42,601
Total operating expenses	109,494	1,437	2,420	1,631		114,982

Operating income	42,464	2,083	3,040	1,513		49,100

Equity in earnings of unconsolidated affiliates	10,971					10,971
Other interest income	408					408
Gain from bargain purchase	33,805					33,805
Interest and other finance expense	(34,471)		(1,777)	(1,216)		(37,464)
Income from continuing operations before income taxes	53,177	2,083	1,263	297		56,820
Income tax provision	(2,890)					(2,890)
Income from continuing operations	50,287	2,083	1,263	297		53,930

Discontinued Operations
Operating income from discontinued operations	380					380
Income from discontinued operations	380					380

Net income	50,667	2,083	1,263	297		54,310

Noncontrolling interests
Continuing operations	(20,307)	(1,673)	(15)	(238)		(22,233)
Discontinued operations	(303)					(303)
Net income attributable to noncontrolling interests	(20,610)	(1,673)	(15)	(238)		(22,536)

Net income attributable to Common Shareholders	$30,057	$410	$1,248	$59		$31,774

Basic Earnings per Share
Income from continuing operations	$0.75	$0.01	$0.03	$0.00		$0.79
Income from discontinued operations	-	-	-	-		-
Basic earnings per share	$0.75	$0.01	$0.03	$0.00		$0.79

Diluted Earnings per Share
Income from continuing operations	$0.74	$0.01	$0.03	$0.00		$0.79
Income from discontinued operations	-	-	-	-		-
Diluted earnings per share	$0.74	$0.01	$0.03	$0.00		$0.79

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2010

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Basis of Pro Forma Presentation

Acadia Realty Trust and subsidiaries (collectively, the “Company”), is a fully-integrated equity real estate investment trust focused on the ownership, management and redevelopment of retail properties and urban/infill mixed-use properties with a retail component concentration located primarily in high-barrier-to-entry, densely-populated metropolitan areas in the United States along the East Coast and in Chicago.

The consolidated financial statements include the consolidated accounts of the Company and its investments in partnerships and limited liability companies in which the Company is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Company has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Company’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption, Equity in Earnings (Losses) of Unconsolidated Affiliates. Investments in entities for which the Company does not have the ability to exercise any influence are accounted for under the cost method of accounting.

During April 2011, the Company, through Fund III, acquired The Heritage Shops at Millennium Park (“The Heritage Shops”) for $31.6 million. The acquisition was funded with cash on hand of $6.4 million and contributions from noncontrolling interests aggregating $25.2 million. During August 2011, the Company acquired six properties, located in Chicago, Illinois, for an aggregate purchase price of $18.0 million funded with cash on hand. These Chicago Properties are part of a 19-property portfolio (“Chicago Portfolio”) previously reported as under contract for purchase. The Company is currently awaiting lender approval for the transfer of the mortgage debt collateralized by the remaining 13 properties prior to completing the acquisition of the balance of the portfolio. The Company anticipates using $31.9 million of cash on hand, assuming $28.0 million in existing mortgage debt and issuing $3.0 million in Operating Partnership Units (“OP Units”) in connection with completing the acquisition of the remaining 13 properties. During October 2011, the Company, through Fund III, entered into a purchase and sale agreement to acquire a property located in Chicago, Illinois (the “Chicago Property”) for a purchase price of $31.5 million. The Company anticipates assuming $19.1 million in existing mortgage debt and funding the balance of the purchase price, inclusive of $0.7 million of closing costs, with $2.6 million of cash on hand and $10.5 million of capital contributions from noncontrolling interests.

Note 2 — Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a) Represents the historical consolidated balance sheet of the Company as of September 30, 2011.

(b)  Reflects the remaining 13 Chicago Portfolio properties and the Chicago Property currently under contract. Reflects the preliminary estimates of the fair value of the Chicago Portfolio and the Chicago Property as of September 30, 2011 (including land, buildings and improvements, and identified intangibles such as above and below market leases and acquired in-place leases and customer relationships) and acquired liabilities in accordance with ASC Topic 805 “Business Combinations” and ASC Topic 350 “Intangibles – Goodwill and Other”. A final determination of the fair values of the assets and liabilities assumed in connection with the acquisition of the Chicago Portfolio and the Chicago Property, which cannot be made prior to the completion of the acquisition, will be based on the actual valuation of the tangible and intangible assets and liabilities of the Chicago Portfolio and the Chicago Property that exist as of the date of completion of the acquisition.

(c) Represents the mortgage loans that the Company expects to assume in connection with the Chicago Portfolio and Chicago Property. The loans, which are collateralized by the 13 Chicago Portfolio properties, aggregate $28.0 million as of September 30, 2011, bear interest rates ranging from 5.52% to 5.62% with a weighted average interest rate of 5.55% per annum and have various maturities from 2014 to 2016 with a weighted average maturity of approximately 3.9 years. The $19.1 mortgage loan collateralized by the Chicago Property bears interest at 5.85% and matures December 2013.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2010

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 3 — Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Income

(aa) Represents the unaudited historical consolidated statements of income for the Company for the nine months ended September 30, 2011 and year ended December 31, 2010.

(bb) Represents the unaudited historical combined statements of revenues and certain operating expenses for the Heritage for the period January 1, 2011 through April 6, 2011 and the year ended December 31, 2010.

(cc) Represents the unaudited historical combined statements of revenues and certain operating expenses for (i) the six Chicago Portfolio properties acquired in August 2011 for the period January 1 through August 8 and the unaudited historical combined statements of revenues and certain operating expenses for the 13 Chicago Portfolio properties under contract for the period January 1 through September 30, 2011, and (ii) the unaudited historical combined statements of revenues and certain operating expenses for all 19 properties within the Chicago Portfolio for the year ended December 31, 2010.

(dd) Represents the unaudited historical combined statements of revenues and certain operating expenses for the Chicago Property for the nine months ended September 30, 2011 and the year ended December 31, 2010.

 (ee) Represents the estimated depreciation of the real estate on a straight-line basis using a 40-year estimated life.

Funds from Operations

Consistent with the National Association of Real Estate Investment Trusts (“NAREIT”) definition, we define funds from operations (“FFO”) as net income attributable to common shareholders (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

We consider FFO and pro forma FFO to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. Pro forma FFO is presented to assist investors in analyzing our performance. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of operating property and depreciation and amortization. However, our method of calculating Pro forma FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Pro forma FFO does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. Pro forma FFO should not be considered as an alternative to net income for the purpose of evaluating our performance or to cash flows as a measure of liquidity.

ACADIA REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the Year Ended December 31, 2010

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Funds from Operations (continued)

The reconciliation of net income to Pro forma FFO for the year ended 2010 is as follows:

(amounts in thousands except per share amounts)	Company Historical	The Heritage	The Chicago Portfolio	The Chicago Property	Company Pro Forma

Funds From Operations
Net income attributable to Common Shareholders	$30,057	$410	$1,248	$58	$31,773
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests’ share)
Consolidated affiliates	18,445	503	1,419	564	20,931
Unconsolidated affiliates	1,561				1,561
Income attributable to noncontrolling interests’ in Operating Partnership	377	5	15	1	398
Funds from operations	$50,440	$918	$2,682	623	$54,663

Funds From Operations per Share - Diluted
Weighted average number of Common Shares and OP Units	40,876	40,876	40,876	40,876	40,876
Diluted funds from operations, per share	$1.23	$0.02	$0.07	$0.02	$1.34

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
(Registrant)

Date: November 2, 2011	By:	/s/ Michael Nelsen

Name: Michael Nelsen
Title: Sr. Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO